Exhibit 99.1
Aerohive Networks® Reports Q1 2019 Results
MILPITAS, CA — May 8, 2019 — Aerohive Networks (NYSE: HIVE), a leader in cloud-managed networking, today announced financial results for its first quarter ended March 31, 2019.
"Given our first quarter results, we have taken actions to improve execution and predictability going forward. Looking ahead, we are encouraged by our continued progression to a more SaaS-like business model, the Wi-Fi 6 (802.11ax) upgrade opportunity, and our success in the 2019 E-rate cycle," stated David Flynn, president and chief executive officer, Aerohive Networks.
First Quarter 2019 Financial Summary
Total revenue for the first quarter of fiscal year 2019 was $33.0 million, compared with $35.8 million for the first quarter of 2018. Subscription and support revenue was $12.5 million, or 38% of total revenue, for the first quarter of fiscal year 2019, compared with $10.7 million, or 30% of total revenue, for the first quarter of 2018.
On a GAAP basis, net loss was $8.7 million for the first quarter of fiscal year 2019, compared with a net loss of $7.3 million for the first quarter of 2018. GAAP gross margin was 61.7% for the first quarter of fiscal year 2019, compared with 66.2% for the first quarter of 2018.
On a non-GAAP basis, net loss was $4.8 million for the first quarter of fiscal year 2019, compared with a net loss of $3.5 million for the first quarter of 2018. Non-GAAP gross margin was 62.5% for the first quarter of fiscal year 2019, compared with 67.0% for the first quarter of 2018.
Second Quarter 2019 Business Outlook
For the second quarter of fiscal year 2019, the Company provides the following current business outlook:

•	Revenue of $37.5 million to $39.0 million

•	GAAP gross margin of 63.5% to 64.5%; Non-GAAP gross margin of 64% to 65%

•	GAAP operating margin of (11%) to (8%); Non-GAAP operating margin of (2%) to 1%

•
GAAP loss per share of ($0.07) to ($0.05) based on approximately 56.7 million shares; Non-GAAP loss per share between ($0.01) and profit of $0.01 using approximately 56.7 and 58.0 million shares for the loss and profit estimates respectively

Conference Call Information
Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its first quarter 2019 results and outlook for its second quarter of fiscal year 2019 at 2:00 pm Pacific Time today, May 8, 2019. The call may be accessed by dialing 334-323-0509 and providing the passcode 7886738. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at https://ir.aerohive.com.
Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance, including revenue, gross margin, operating margin and earnings per share, for our second fiscal quarter of fiscal year 2019, and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including sales execution issues, our expectation that we will continue to migrate our business and benefit from a Saas model, that we will benefit over the course of the year from an anticipated increase in education spending under the federal E-rate program, our ability to deliver innovative solutions as a full-stack cloud networking company, and our ability to strengthen our financial position. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to resolve challenges related to sales execution and improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive® products in particular, our ability to benefit from our participation in the E-rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, including specifically our family of 802.11ax products, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third-party claims relating to its or Aerohive’s intellectual property, uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.
Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at https://ir.aerohive.com and on the SEC's website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Aerohive’s results for its first quarter of fiscal year 2019 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.
The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization and certain charges related to litigation.
The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although investors frequently use non-GAAP financial measures in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and the non-GAAP measures do not reflect any future cash requirement for such replacements;

•
excluding certain expenses associated with litigation in the quarter or fiscal year does not reflect the impact on our ongoing operations over these periods of the cash requirement to defend such or other litigation; and

•
other companies, including companies in our industry, may not exclude these as non-GAAP financial measures or may include them but calculate them differently, which reduces their usefulness as a comparative measure.

Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.
We have provided a description of these non-GAAP financial measures and a reconciliation of the Company's historical non-GAAP financial measures to their most-directly comparable GAAP measures in the financial statement tables included in this press release, and we encourage investors to review the reconciliation.

A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis, including specifically with respect to our Second Quarter 2019 Business Outlook, due to the high variability and low visibility with respect to the charges that we may exclude from these non-GAAP measures.
New Accounting Standard
The Company adopted, effective January 1, 2019, ASC 842, the new accounting standard related to leases. The Company elected not to restate prior-period financial information.
About Aerohive Networks
Aerohive uses Cloud Management, Machine Learning, and Artificial Intelligence to radically simplify and secure the Access Network. Our Cloud-Managed Wireless, Switching, Routing, and Security technologies provide unrivalled flexibility in deployment, management, and licensing. Credited with pioneering Controller-less Wi-Fi and Cloud Management, Aerohive delivers continuous innovation at Cloud-speed that constantly challenges the industry norm, allowing customers to rethink what's possible. Our innovations and global cloud footprint radically simplify Access Network operation for 30,000+ customers and 10+ million daily users. See how at https://www.aerohive.com/customers.
Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.

“Aerohive” and “Aerohive Networks” are registered trademarks of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners.  All rights reserved.

Investor Relations Contact:
The Blueshirt Group
Melanie Solomon
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited) (in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
Revenue:
Product	$20,486	$25,066
Subscription and support	12,531	10,701
Total revenue	33,017	35,767
Cost of revenue (1):
Product	8,997	8,671
Subscription and support	3,641	3,404
Total cost of revenue	12,638	12,075
Gross profit	20,379	23,692
Operating expenses:
Research and development (1)	8,763	9,279
Sales and marketing (1)	14,497	15,670
General and administrative (1)	6,011	5,954
Total operating expenses	29,271	30,903
Operating loss	(8,892)	(7,211)
Interest income	496	289
Interest expense	(207)	(164)
Other income (expense), net	3	(173)
Loss before income taxes	(8,600)	(7,259)
Provision for income taxes	52	58
Net loss	$(8,652)	$(7,317)
Net loss per share, basic and diluted	$(0.15)	$(0.13)
Weighted-average shares used in computing net loss per share, basic and diluted	56,029,568	54,332,767

(1) Includes stock-based compensation as follows:
Cost of revenue	$226	$246
Research and development	1,086	1,046
Sales and marketing	926	997
General and administrative	1,347	1,382
Total stock-based compensation	$3,585	$3,671

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited) (in thousands)

	March 31,	December 31,
	2019	2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$20,380	$26,049
Short-term investments	61,218	66,052
Accounts receivable, net	18,804	16,185
Inventories	15,318	16,117
Prepaid expenses and other current assets	6,428	6,399
Total current assets	122,148	130,802
Property and equipment, net	5,328	5,947
Operating lease right-of-use assets	3,956	—
Goodwill	513	513
Other assets	4,287	4,255
Total assets	$136,232	$141,517
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$12,240	$16,129
Accrued liabilities	7,390	8,937
Operating lease liabilities, current	927	—
Debt, current	—	20,000
Deferred revenue, current	39,681	38,786
Total current liabilities	60,238	83,852
Debt, non-current	20,000	—
Deferred revenue, non-current	39,327	38,475
Operating lease liabilities, non-current	3,086	—
Other liabilities	1,234	1,582
Total liabilities	123,885	123,909
Stockholders’ equity:
Preferred stock	—	—
Common stock	56	56
Additional paid–in capital	297,273	293,910
Treasury stock	(10,584)	(10,584)
Accumulated other comprehensive income (loss)	14	(14)
Accumulated deficit	(274,412)	(265,760)
Total stockholders’ equity	12,347	17,608
Total liabilities and stockholders’ equity	$136,232	$141,517

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited) (in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net loss	$(8,652)	$(7,317)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	763	708
Stock-based compensation	3,585	3,671
Other	(318)	(116)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,619)	(1,812)
Inventories	799	(63)
Prepaid expenses and other current assets	(189)	191
Operating lease right-of-use assets and other assets	339	(109)
Accounts payable	(3,743)	(56)
Accrued liabilities and other current liabilities	(1,819)	(792)
Operating lease liabilities, non-current and other liabilities	(181)	12
Deferred revenue	1,747	838
Net cash used in operating activities	(10,288)	(4,845)
Cash flows from investing activities
Purchases of property and equipment	(290)	(1,185)
Maturities of short-term investments	30,800	22,950
Purchases of short-term investments	(25,620)	(21,587)
Net cash provided by investing activities	4,890	178
Cash flows from financing activities
Proceeds from exercise of vested stock options and employee stock purchase plan	21	28
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(243)	(1,080)
Payment on finance lease (capital lease prior to adoption of ASC 842)	(49)	(46)
Net cash used in financing activities	(271)	(1,098)
Net decrease in cash and cash equivalents	(5,669)	(5,765)
Cash and cash equivalents at beginning of period	26,049	27,249
Cash and cash equivalents at end of period	$20,380	$21,484

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited) (in thousands, except share and per share data)

	Three Months Ended March 31,
	2019		2018

	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$20,379	61.7%	$23,692	66.2%
Stock-based compensation	226	0.7%	246	0.7%
Amortization of internal-use software	35	0.1%	35	0.1%
Non-GAAP gross profit	$20,640	62.5%	$23,973	67.0%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$11,489	56.1%	$16,395	65.4%
Stock-based compensation	29	0.1%	30	0.1%
Non-GAAP product gross margin	$11,518	56.2%	$16,425	65.5%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$8,890	70.9%	$7,297	68.2%
Stock-based compensation	197	1.6%	216	2.0%
Amortization of internal-use software	35	0.3%	35	0.3%
Non-GAAP subscription and support gross margin	$9,122	72.8%	$7,548	70.5%

Operating Income (Loss) and Operating Margin Reconciliations:
GAAP operating loss	$(8,892)	(26.9)%	$(7,211)	(20.2)%
Stock-based compensation	3,585	10.9%	3,671	10.3%
Amortization of internal-use software	35	0.1%	35	0.1%
Charges related to securities litigation	195	0.6%	89	0.2%
Non-GAAP operating loss	$(5,077)	(15.4)%	$(3,416)	(9.6)%

	Amount	Per share	Amount	Per share
Net Loss and Net Loss per Share Reconciliations:
GAAP net loss	$(8,652)	$(0.15)	$(7,317)	$(0.13)
Stock-based compensation	3,585	0.06	3,671	0.07
Amortization of internal-use software	35	—	35	—
Charges related to securities litigation	195	—	89	—
Non-GAAP net loss	$(4,837)	$(0.09)	$(3,522)	$(0.06)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share:
Weighted average shares used in computing net loss per share, basic and diluted	56,029,568		54,332,767

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited) (in thousands, except share and per share data)

	Three Months Ended March 31,
	2019		2018

	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$8,763	26.5%	$9,279	25.9%
Stock-based compensation	(1,086)	(3.3)%	(1,046)	(2.9)%
Non-GAAP research and development	$7,677	23.3%	$8,233	23.0%

GAAP sales and marketing	$14,497	43.9%	$15,670	43.8%
Stock-based compensation	(926)	(2.8)%	(997)	(2.8)%
Non-GAAP sales and marketing	$13,571	41.1%	$14,673	41.0%

GAAP general and administrative	$6,011	18.2%	$5,954	16.6%
Stock-based compensation	(1,347)	(4.1)%	(1,382)	(3.9)%
Charges related to securities litigation	(195)	(0.6)%	(89)	(0.2)%
Non-GAAP general and administrative	$4,469	13.5%	$4,483	12.5%

GAAP operating expenses	$29,271	88.7%	$30,903	86.4%
Stock-based compensation	(3,359)	(10.2)%	(3,425)	(9.6)%
Charges related to securities litigation	(195)	(0.6)%	(89)	(0.2)%
Non-GAAP operating expenses	$25,717	77.9%	$27,389	76.6%